Taxation	3 Months Ended
Mar. 31, 2025
Taxation
Taxation

10.Taxation

	Three months ended
	March 31,	March 31,
	2025	2024
	$'m	$'m

Current taxes	42.0	4.7
Deferred income taxes	(3.5)	(6.7)
Total taxation expense/(benefit)	38.5	(2.0)

Income tax expense is recognized in each interim period based on tax computations for each group entity based upon the income or loss before tax in the period. Adjustments for material temporary and permanent differences are made by reference to the relevant tax rules, making suitable pro-rated adjustments for rates applying on an annual basis for the full financial year under the tax rules. Accordingly, the interim period income tax expense is accrued at the effective tax rate that would be applicable to the pre-tax income of the interim period.

The year-on-year increase in taxation expense for the quarter was primarily driven by a $39.2 million increase in the Nigeria segment, which was significantly impacted in the comparative period by the devaluation of the Naira.